EXHIBIT 12.1

CERTIFICATION

I, Takis Arapoglou, certify that:

1.	I have reviewed this annual report on Form 20-F of National Bank of Greece S.A. (“National Bank of Greece”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of National Bank of Greece as of, and for, the periods presented in this annual report;

4.	National Bank of Greece’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for National Bank of Greece and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to National Bank of Greece, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	evaluated the effectiveness of National Bank of Greece’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such an evaluation; and

c)	disclosed in this report any change in National Bank of Greece’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, National Bank of Greece’s internal control over financial reporting; and

5.	National Bank of Greece’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to National Bank of Greece’s auditors and the audit committee of National Bank of Greece’s board of directors (or persons performing equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect National Bank of Greece’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in National Bank of Greece’s internal control over financial reporting.

Date: June 25, 2004	/s/ TAKIS ARAPOGLOU ------------------------------------ Takis Arapoglou Chairman and Governor

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CERTIFICATION

I, Ioannis Pechlivanidis, certify that:

1.	I have reviewed this annual report on Form 20-F of National Bank of Greece S.A. (“National Bank of Greece”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of National Bank of Greece as of, and for, the periods presented in this annual report;

4.	National Bank of Greece’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for National Bank of Greece and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to National Bank of Greece, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	evaluated the effectiveness of National Bank of Greece’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such an evaluation; and

c)	disclosed in this report any change in National Bank of Greece’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, National Bank of Greece’s internal control over financial reporting; and

5.	National Bank of Greece’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to National Bank of Greece’s auditors and the audit committee of National Bank of Greece’s board of directors (or persons performing equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect National Bank of Greece’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in National Bank of Greece’s internal control over financial reporting.

Date: June 25, 2004	/s/ IOANNIS PECHLIVANIDIS ------------------------------------ Ioannis Pechlivanidis Deputy Governor

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CERTIFICATION

I, Anthimos Thomopoulos, certify that:

1.	I have reviewed this annual report on Form 20-F of National Bank of Greece S.A. (“National Bank of Greece”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of National Bank of Greece as of, and for, the periods presented in this annual report;

4.	National Bank of Greece’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for National Bank of Greece and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to National Bank of Greece, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	evaluated the effectiveness of National Bank of Greece’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such an evaluation; and

c)	disclosed in this report any change in National Bank of Greece’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, National Bank of Greece’s internal control over financial reporting; and

5.	National Bank of Greece’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to National Bank of Greece’s auditors and the audit committee of National Bank of Greece’s board of directors (or persons performing equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect National Bank of Greece’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in National Bank of Greece’s internal control over financial reporting.

Date: June 25, 2004	/s/ ANTIMOS THOMOPOULOS ------------------------------------ Anthimos Thomopoulos Chief Financial Officer and Chief Operations Officer

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